MORGAN & COMPANY
                                          CHARTERED ACCOUNTANTS






                   INDEPENDENT AUDITORS' CONSENT




We consent to the use in the Registration Statement of Pinecrest Ventures Inc. on Form 10SB of our Auditors' Report, dated May 28, 2003, on the balance sheets of Pinecrest Ventures Inc. as at September 30, 2002 and 2001, and the related statements of loss and deficit accumulated during the exploration stage, cash flows, and stockholders'deficiency for the year ended September 30, 2002 and for the period from inception on May 10, 2001 to September 30, 2001.

In addition, we consent to the reference to us under the heading "Interests Of Named Experts And Counsel" in the
Registration Statement.




Vancouver, Canada	              /S/ Morgan & Company


June 20, 2003	                      Chartered Accountants